EXHIBIT 10.1

PROMISSORY NOTE

$500,000.00	Houston, Texas	January 13, 2022

FOR VALUE RECEIVED, after the date, without grace, in the manner, on the dates, and in the amounts so herein stipulated, the undersigned, NEW RISE PROCESSING RENO, LLC, a Nevada limited liability company with offices located at 14830 Kivett Ln, Reno, NV 89521 (“Maker”), promises to pay to the order of VIKING ENERGY GROUP, INC., a Nevada corporation (the “Payee”), at such place as designated by the Payee, the sum of FIVE HUNDRED THOUSAND and No/100 Dollars ($500,000) in lawful money of the United States of America, which shall be legal tender, in payment of all debts and dues, public and private, at the time of payment, payable as stipulated herein. This Note shall bear interest to accrue at the rate of ten percent (10%) per annum.

Note Terms.

a.	This Note shall be paid as follows:

i.

All principal and accrued interest on this Note shall be paid on the earlier of (the “Maturity Date”): (i) the Payee’s acquisition of all of the membership interests of New Rise Renewables, LLC; or (ii) June 30, 2022.

ii.	If not paid on the Maturity Date, this Note shall bear interest at the Maximum Nonusurious Rate of interest from and after the Maturity Date until paid in full.

Upon the occurrence of any default hereunder (herein, an “Event of Default”), which will be deemed to occur in the event any of the following occur: (a) Maker has not paid any amount of principal or accrued interest within ten (10) business days following the Maturity Date, (b) Maker admits in writing its inability to pay its debts as they become due, or makes a general assignment for the benefit of creditors; (c) Maker commences any case or other proceeding seeking reorganization, arrangement, adjustment, liquidation or dissolution under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any part of its property, or shall take any action to authorize any of the foregoing; (d) any case or proceeding is commenced against Maker to have an order for relief entered against it as debtor or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of its structure or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking other similar official relief for it or any part of its property, and such case or proceeding (x) results in the entry of an order for relief against it which is not fully stayed within fifteen (15) business days after the entry thereof or (y) is not dismissed within sixty (60) days of commencement; (e) default in the performance of any of the terms, covenants, or conditions contained in any other agreement delivered by Maker to Payee; (f) default in the performance of any of the terms, covenants, or conditions contained in any of the Security Instruments (as hereinafter defined) and such default continues for a period of more than ten (10) business days following written notice from Payee other than as expressly otherwise provided in any of the Security Instruments, or in any instrument or instruments given contemporaneously herewith, heretofore or hereafter as security for or guaranteeing the payment of this Note, or (g) or any condition existing which authorizes the acceleration of the maturity hereof under any other agreement made by the Maker, then Payee shall have the right to exercise the default remedies specified herein.

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The undersigned expressly agrees that if an Event of Default occurs and is continuing under this Note or any of the Security Instruments, as defined below, the Payee may, at Payee’s option, without demand, notice or presentment of default, notice of acceleration, notice of intention to accelerate or otherwise, to Maker or to any other entity, declare the principal and any and all interest then accrued thereon, at once due and payable. Upon the occurrence and continuation of any Event of Default the Payee, or any other holder of this Note, shall also have the right to exercise any and all of the rights, remedies and recourses now or hereafter existing in equity, law, by virtue of statute or otherwise, including, but not limited to, the right to foreclose any and all liens and security interests securing the indebtedness evidenced hereby. Failure to exercise any option to accelerate described in this paragraph shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

In the event default is made in the prompt payment of this Note when due or declared due, and the same is placed in the hands of an attorney for collection, or suit is brought on same, or the same is collected through any judicial proceeding whatsoever, or if any action or foreclosure be had hereon, then the Maker agrees and promises to pay an additional amount as reasonable, calculated and foreseeable attorneys’ and collection fees incurred by Payee in connection with enforcing Payee’s rights herein contemplated, all of which amounts shall become part of the principal hereof.

This Note shall be a non-revolving note. Amounts repaid may not be re-borrowed.

All makers, endorsers, sureties and guarantors hereof, if any, as well as any person to become liable on this Note, hereby waive demand or presentment for payment of this Note, notice of nonpayment, protest, notice of protest, suit, notice of acceleration, or notice of intention to accelerate, diligence or any notice of or defense on account of the extension of time of payments or change in the method of payments, and consent to any and all renewals and extensions in the time of payment hereof, and to any substitution, exchange or release of any security herefor or the release of any party primarily or secondarily liable hereon.

It is expressly provided and stipulated that notwithstanding any provision of this Note or any other instrument evidencing or securing the indebtedness evidenced hereby, in no event shall the aggregate of all interest paid by the Maker to the Payee hereunder ever exceed the Maximum Nonusurious Rate of interest which may lawfully be charged Maker under the laws of the State of Texas or United States Federal Government, as applicable, on the principal balance of this Note remaining unpaid. It is expressly stipulated and agreed by the Maker that it is the intent of the Payee and the Maker in the execution and delivery of this Note to contract in furtherance of such laws, and that none of the terms of this Note, or said other instruments, shall ever be construed to create a contract to pay for the use, forbearance or detention of money, at any interest rate in excess of the Maximum Nonusurious Rate of interest permitted to be charged the Maker under the laws of the State of Texas or United States Federal Government, as applicable. The Maker or any guarantors, endorsers or other parties now or hereafter becoming liable for payment of the Note shall never be liable for interest in excess of the Maximum Nonusurious Rate of interest that may lawfully be charged under the laws of the State of Texas or United States Federal Government, as applicable, and the provisions of this paragraph and the immediately succeeding paragraph shall govern over all other provisions of this Note, and all other instruments evidencing or securing the indebtedness evidenced hereby, should any such provisions be in apparent conflict herewith.

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Specifically and without limiting the generality of the foregoing paragraph, it is expressly provided that:

(i) In the event of prepayment of the principal of this Note, in whole or in part, which shall be permitted hereunder, or the payment of the principal of this Note prior to the stated maturity date hereof, whether resulting from acceleration of the maturity of this Note or otherwise, if the aggregate amounts of interest accruing hereon prior to such payment plus the amount of any interest accruing after maturity and plus any other amount paid or accrued in connection with the indebtedness evidenced hereby which by law are deemed interest on the indebtedness evidenced by the Note and which aggregate amounts paid or accrued (if calculated in accordance with the provisions of this Note other than this paragraph) would exceed the Maximum Nonusurious Rate of interest which could lawfully be charged as above mentioned on the unpaid principal balance of the indebtedness evidenced by this Note from time to time advanced (less any discount) and remaining unpaid from the date advanced to the date of final payment thereof, then in such event the amount of such excess shall be credited, as of the date paid, toward the payment of the principal of this Note so as to reduce the amount of the final payment of principal due on this Note.

(ii) If, under any circumstances, the aggregate amount paid on the indebtedness evidenced by this Note prior to and incident to the final payment hereof include amounts which by law are deemed interest and which would exceed the Maximum Nonusurious Rate of interest which could lawfully have been charged or collected on this Note, as above mentioned, Maker stipulates that (a) any non-principal payment shall be characterized as an expense, fee, or premium rather than as interest and any excess shall be credited hereon by the holder hereof (or, if this Note shall have been paid in full, refunded to the Maker); and (b) determination of the rate of interest for determining whether the indebtedness evidenced hereby is usurious shall be made by amortizing, prorating, allocating, and spreading, in equal parts during the full stated term hereof, all interest at any time contracted for, charged, or received from the Maker in connection herewith, and any excess shall be canceled, credited, or refunded as set forth in (a) herein. Time shall be of the essence in performing all actions.

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This Note has been executed and delivered and shall be construed in accordance with and governed by the laws of the State of Texas and of the United States of America.

The “Maximum Nonusurious Rate of Interest” which may be charged as herein contemplated shall be the indicated rate ceiling from time to time in effect pursuant to the applicable provisions of the Texas Finance Code, as amended, provided that Payee may also rely on any alternative Maximum Nonusurious Rate of interest provided by other applicable laws if such alternative rate is higher than that allowed by said Code, as amended.

The Maker of this Note agrees that this Note shall be freely assignable to any assignee of Payee, subject to compliance with applicable securities laws.

The Maker shall have the privilege to prepay at any time, and from time to time, all or any part of the principal amount of this Note, without notice, penalty or fee, provided that all accrued and unpaid interest through the date of the prepayment is also paid, such prepayments to be applied first to accrued and unpaid interest on the principal amount and the balance, if any, to the reduction of principal. Maker’s right to prepay this Note shall not be deemed as a right to receive a release of any of the liens or security interests covering the collateral securing payment of this Note.

The Maker represents and warrants that the extension of credit represented by this Note is for business, commercial, investment or other similar purposes, and not primarily for personal, family, household or agricultural use.

No failure to exercise and no delay on the part of Payee in exercising any power or right in connection herewith or under any of the Security Instruments or any other instrument evidencing, securing, or guaranteeing this Note shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. No course of dealing between Maker and Payee shall operate as a waiver of any right of Payee. No modification or waiver of any provision of this Note or any other instrument evidencing, securing, or guaranteeing this Note nor any consent to any departure therefrom shall in any event be effective unless the same shall be in writing and signed by the person against whom enforcement thereof is to be sought, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

Any check, draft, money order, or other instrument given in payment of all or any portion of this Note may be accepted by Payee and handled in collection in the customary manner, but the same shall not constitute payment hereunder or diminish any rights of Payee except to the extent that actual cash proceeds of such instruments are unconditionally received by Payee.

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THIS NOTE, THE SECURITY INSTRUMENTS, AND ALL DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH OR THEREWITH, REPRESENT THE FINAL AGREEMENT BETWEEN THE MAKER AND PAYEE AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE MAKER AND THE PAYEE.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE MAKER AND PAYEE.

All renewals, extensions, modifications and rearrangements of the Note, if any shall be subject to the terms and provisions hereof. Maker shall be deemed to have ratified as of the date of each such renewal, extension, modification and rearrangement, all of the representations, covenants and agreements set forth herein.

The Maturity Date may be extended by written agreement of the Parties. However, any such extensions shall be subject to Lender’s written approval with a signed amendment to this Note.

It is agreed that time is of the essence of this Note, and the Maker expressly agrees that upon an occurrence of an Event of Default in the payment of any principal or interest when due, the Payee may, without demand, notice of presentment of default, notice of acceleration, notice of intention to accelerate or otherwise, to Maker, all of which are hereby waived by Maker, declare the entirety of this Note immediately due and payable. Upon the occurrence of any default hereunder, the Payee shall also have the right to exercise any and all of the rights, remedies and recourses now or hereafter existing in equity, law, by virtue of statute or otherwise, including, but not limited to, the right to foreclose upon any and all liens and security interests, if any, securing the indebtedness evidenced hereby. Failure to exercise said option shall not constitute a waiver on the part of the Payee of the right to exercise the same at any other time.

Payment of the Note and performance of the obligations described herein shall be secured by a perfected security interest in the collateral as more fully set forth in that certain Security & Pledge Agreement executed as of even date herewith (collectively, the “Security Agreement”). In addition, payment of this Note and performance of the obligations shall be secured by a Guaranty of even date herewith by RESC Renewables Holdings, LLC (the “Guaranty”, together with the Security Agreement (the “Security Instruments”).

This Note shall automatically accelerate, and all amounts of unpaid principal and interest shall become due immediately in the event of a Change of Control (as hereinafter defined). In the event of a Change of Control, in addition to becoming due immediately, the undersigned Maker shall ensure that any funds because of the Change of Control are given highest priority to satisfy the terms of this Note. “Change of Control” of the Maker shall mean any of the following events:

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(i) any person or persons acting together (other than those persons in control of the Maker as of the date hereof, or an entity owned directly or indirectly by the members of the Maker in substantially the same proportions as their ownership of membership interests of the Maker) becomes the beneficial owner, directly or indirectly, of securities of the Maker representing more than fifty percent (50%) of the combined voting power of the Maker’s then outstanding securities in any one transaction; or

(ii) the undersigned persons representing Maker approve (1) a plan of complete liquidation of the Maker and its subsidiaries (if any), (2) an agreement for the sale or disposition of all or substantially all Maker’s assets other than to a person controlled by the Maker or by the members of Maker, or (C) a merger (other than a merger for purposes of redomiciling Maker), consolidation, or reorganization of Maker with or involving any other entity, other than a merger, consolidation, or reorganization that would result in the voting securities of Maker outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the combined voting power of the securities of Maker (or such surviving entity) outstanding immediately after such merger, consolidation, or reorganization.

Maker has full power and authority to enter into, execute, and deliver this Note and to perform its obligations hereunder. No consent, approval, filing or registration with any governmental authority is required as a condition to the validity of the Note or the performance by Maker of its obligations thereunder.

The Note, when issued and delivered pursuant hereto for value received, will constitute, the valid and legally binding obligations of Maker, enforceable against Maker in accordance with its terms.

Any notice or other communication required or permitted hereunder shall be in writing and personally delivered, mailed by registered or certified mail (return receipt requested and postage prepaid), sent by personal delivery or sent by prepaid overnight courier service, and addressed to the relevant party at such address as such party may, by written notice, designate as its address for purposes of notice hereunder and email notice to Maker.

All rights and remedies available to Payee under this Note shall be cumulative of and in addition to all other rights and remedies granted to Payee at law or in equity.

Maker hereby agrees to pay all expenses incurred, including any reasonable attorneys’ fees, all of which shall become a part of the principal hereof, if this Note is in default and placed in the hands of an attorney for collection, or if collected by suit or through any probate, bankruptcy, or any other legal proceedings.

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Maker, together with each surety and endorser, waives demand, grace, notice, presentment for payment, and protest and agrees and consents that this Note and the liens securing its payment, if any, may be renewed, and the time of payment extended without notice, and without releasing any of the parties.

This Note is to be governed by and construed in accordance with the laws of the State of Texas. The courts within Harris County, Texas shall have jurisdiction over any dispute regarding this Note.

The parties hereto acknowledge that a remedy at law for any breach or threatened breach of this Note may be inadequate and that the parties shall be entitled to seek specific performance, injunctive relief, and any other remedies available to it for such breach or threatened breach.

If any one or more of the provisions contained in the Note shall be invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained herein and therein shall not be affected in any way thereby.

Each party hereto acknowledges that it was actively involved in the negotiation and drafting of this Note and that no law or rule of construction shall be raised or used in which the provisions of this Note shall be construed in favor or against any party hereto because one is deemed to be the author thereof.

If any legal action or other proceeding is brought for the enforcement of this Note or any document executed in connection with, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Note or any document, instrument or agreement executed in connection herewith, the successful prevailing party shall be entitled to recover reasonable attorney’s fees, court costs and all other costs and expenses incurred in that action or proceeding.

EACH PARTY ACKNOWLEDGES THAT IT IS EXECUTING A LEGAL DOCUMENT THAT CONTAINS CERTAIN DUTIES, OBLIGATIONS AND RESTRICTIONS AS SPECIFIED HEREIN. EACH PARTY FURTHERMORE ACKNOWLEDGES THAT IT HAS BEEN ADVISED OF ITS RIGHT TO RETAIN LEGAL COUNSEL, AND THAT IT HAS EITHER BEEN REPRESENTED BY LEGAL COUNSEL PRIOR TO HIS, HER OR ITS EXECUTION HEREOF OR HAS KNOWINGLY ELECTED NOT TO BE SO REPRESENTED.

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MAKER:

NEW RISE PROCESSING RENO, LLC a Nevada limited liability company

By:	/s/ Randy Soule
Randy Soule, Manager

PAYEE:

VIKING ENERGY GROUP, INC.

By	/s/ James A. Doris
Name:	James A. Doris
Title:	President & CEO

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